Smith Barney Futures Management Inc.
                              390 Greenwich Street
                               New York, NY 10013

By EDGAR

Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C. 20549

RE:  Smith Barney Diversified Futures Fund L.P. II
     Supplement to Registration Statement on Form S-1
     File No. 333-3538

Ladies and Gentlemen:

On Behalf of Smith Barney Diversified Futures Fund L.P. II (the "Partnership") I am transmitting herewith for filing, pursuant to Rule 424 (b) (3) of the Securities Act of 1933, as amended, a Supplement dated October 31, 1996 to the Partnership's final prospectus dated May 31, 1996.

Should you have any questions, please telephone me at 723-5424.

Very truly yours,

/s/ Daniel A. Dantuono
    Daniel A. Dantuono
    Chief Financial Officer and
    Director

Enclosures
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

                                  Smith Barney
                        Diversified Futures Fund L.P. II
                                  October 1996

     The net asset value of the Smith Barney Diversified Futures Fund L.P. II was $1,071.38 per unit at the close of October, up an impressive $81.77 or 8.3% from the end of September. After a period of volatile and difficult trading conditions during the summer months, a period of strong trends that began in late September extended through October to produce solid gains for the Fund's advisors.

     The most significant gains were generated in the interest rate markets which saw declining U.S., European, and Asian interest rates. The resulting rise in bond prices produced considerable profits for the advisors' long positions. The currency markets witnessed the British pound sustain its ascent versus other major European and Asian currencies and the resurgent U.S. dollar gain against the Japanese yen. Trading in these markets also provided substantial gains for the Fund's advisors.

     Further profits were generated in the agricultural markets where reports of greater supply and weaker demand prompted several price contractions that yielded siginificant profits for the advisors' short positions. Notable agricultural contracts in October included corn, which dropped by approximately 9%, and wheat which experienced a 14% drop in price.

     Price retracement in the energy markets against recent trends resulted in small losses for the Fund.

     The market conditions for late September and October reinforce the value of diversification and the importance of a portfolio being properly positioned to take advantage of major trends when they occur.

Smith Barney Futures Management Inc.

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
                                  Smith Barney
                        Diversified Futures Fund L.P. II
                                Account Statement
                            For the Period October 1,
                            Through October 31, 1996


                                                                   Percent
                                                                  of Average
                                                                  Net Assets
                                                                ------------

Realized gains from trading                 $      1,220,131            2.85%
Change in unrealized gains/losses
   from trading                                    3,239,174            7.56
                                              --------------    ------------

                                                   4,459,305           10.41

Less, Brokerage commissions
   and clearing fees ($5,826)                        257,712            0.60
                                              --------------    ------------


Net realized and unrealized gains                  4,201,593            9.81
Interest Income                                      139,925            0.32
                                              --------------    ------------

                                                   4,341,518           10.13
                                              --------------    ------------

Less, Expenses:
   Management fees                                   109,194            0.25
   Incentive fees                                    631,887            1.47
   Offering expenses                                  93,501            0.23
   Other expenses                                     12,279            0.03
                                              --------------    ------------

                                                     846,861            1.98
                                              --------------    ------------

Net Income                                         3,494,657            8.15%
                                                                ============

Additions (1,814.8564 L.P. units at
October 1, 1996 net asset value
per unit of $989.61)                               1,796,000

Additions (15.1575 G.P. units at
October 1, 1996 net asset value
per unit of $989.61)                                  15,000

Redemptions (493.9120 units at
October 31, 1996 net asset value
per unit of $1,071.38)                             (529,167)
                                              --------------

Increase in net assets                             4,776,490

Net Assets, September 30, 1996                    40,484,141

                                              ==============
Net Assets, October 31, 1996                  $   45,260,631
                                              ==============


Net asset value per unit                      $     1,071.38
  ($45,260,631/42,245.1848 units)             ==============


To the best of the knowledge and belief of the undersigned, the information contained herein is accurate and complete.

By: /s/ Daniel A. Dantuono
        Daniel A. Dantuono
        Chief Financial Officer

Smith Barney
Futures Management Inc.
General Partner, Smith Barney
Diversified Futures Fund L.P. II

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